EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned  officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, hereby constitutes Lawrence J. Fox and Lawrence
W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 14th day of August, 1996.



                                                          /s/Lawrence J. Fox
                                                          ____________________
                                                          Lawrence J. Fox

                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned  officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, hereby constitutes Lawrence J. Fox and Lawrence
W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 14th day of August, 1996.


                                                          /s/Stephen A. Sasser
                                                          ____________________
                                                          Stephen A. Sasser

                                                                    EXHIBIT 24

                              POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, as amended, hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 14th day of August, 1996.


                                                  /s/James A. Rutherford III
                                                  ______________________________
                                                  James A. Rutherford III

                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned  officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, hereby constitutes Lawrence J. Fox and Lawrence
W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 14th day of August, 1996.


                                                          /s/Larry L. Liebert
                                                          ____________________
                                                          Larry L. Liebert

                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned  officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, hereby constitutes Lawrence J. Fox and Lawrence
W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 13th day of August, 1996.

                                                          /s/John Tait
                                                          ____________________
                                                          John Tait

                                                                    EXHIBIT 24

                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned  officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to purchase rights granted under the Symix Systems, Inc. Employee Stock Purchase Plan, hereby constitutes Lawrence J. Fox and Lawrence
W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 15th day of August, 1996.



                                                          /s/Duke W. Thomas
                                                          ____________________
                                                          Duke W. Thomas